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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


          Date of Report (Date of earliest event reported): MAY 4, 1998



                        MARCUM NATURAL GAS SERVICES, INC.
                        ---------------------------------
             (Exact name of Registrant as specified in its charter)



DELAWARE                               0-19793                  84-11698358
----------------------------    ------------------------     -------------------
(State or other jurisdiction    (Commission File Number)      (I.R.S. Employer
of incorporation)                                            Identification No.)



              1675 BROADWAY, SUITE 2150, DENVER, COLORADO    80202
            -------------------------------------------------------
            (Address of principal executive offices)      (Zip code)


       Registrant's telephone number, including area code: (303) 592-5555
                                                          ----------------


                                 NOT APPLICABLE
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)




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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

         On May 4, 1998 (the "Closing Date"), Metretek, Incorporated ("Metretek"), a Florida corporation and a wholly-owned subsidiary of Marcum Natural Gas Services, Inc., a Delaware corporation (the "Company"), completed the purchase of substantially all of the assets and business of Eagle Research Corporation, a West Virginia corporation ("Eagle"), pertaining to electronic correctors and non-radio-frequency meter reading devices in the natural gas and electric utility industry, pursuant to the provisions of an Asset Purchase Agreement (the "Purchase Agreement"), dated as of March 23, 1998, by and among American Meter Company, a Delaware corporation ("American Meter"), Eagle, Metretek and the Company. Eagle is a wholly-owned subsidiary of American Meter, which is ultimately controlled by Ruhrgas AG, a German corporation.

         Prior to the acquisition, the business of Eagle consisted of the design, manufacture and sale of a diversified line of electronic measurement process control and telemetry systems to utility companies and contractors which support utility companies in the natural gas and petroleum industries. The assets acquired by Metretek include certain inventory, equipment, trademarks and technology of Eagle and American Meter used in the above-described business, but exclude accounts receivable, accounts payable and certain inventory, equipment, software and other assets attributable to that portion of Eagle's business not being acquired by Metretek. Pursuant to the Purchase Agreement, Metretek did not assume any of Eagle's ongoing debts, liabilities or obligations, except for certain transitional employee costs and product warranty obligations. The assets and business of Eagle acquired by Metretek are being moved to and will be operated out of Metretek's existing facility in Melbourne, Florida.

         In consideration for the purchase of the assets and business, the Company and Metretek paid and delivered to Eagle at the closing an aggregate purchase price (the "Purchase Price") consisting of $1,300,000 in cash, 1,758,242 shares of common stock, par value $.01 per share ("Common Stock"), of the Company valued at $2,032,967, and a $1,200,000 convertible subordinated promissory note (the "Note"). The Purchase Price is subject to downward adjustment based upon Metretek's actual sales of products in the business acquired from Eagle during the 18-month period commencing July 1, 1998. If Metretek's annualized sales of products in the acquired business are less than $4,500,000 during such period, then the Purchase Price will be decreased on a dollar-for-dollar basis to the extent of such sales deficit, but the Purchase Price will not be reduced below $3,900,000 even if annualized sales are less than that amount. Any reduction in the Purchase Price will be effected by reducing the principal balance of the Note. The Purchase Price is also subject to upward or downward adjustment based upon certain changes in Eagle's inventory between December 31, 1997 and the Closing Date, and any adjustment will be paid in cash.

         The cash portion of the Purchase Price was funded from the Company's cash on hand. Depending on the Company's cash flow, the Company may utilize approximately $500,000 of its credit facility with National Bank of Canada to increase its cash on hand. The Purchase Price paid by the Company in connection with the acquisition was determined as the result of arms-length negotiations between the Company and American Meter.

         Up to $1,028,107 of the principal balance of the Note is convertible at any time at the option of Eagle into up to 723,064 unregistered shares of Common Stock of the Company at the rate of $1.421875 of principal per share; provided, however, that in no event shall the aggregate number of shares of Common Stock to be issued by the Company pursuant to the Purchase Agreement exceed


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19.99% of the aggregate number of shares of Common Stock of the Company outstanding on the date preceding the Closing Date. The Note bears interest on the unpaid principal balance thereof at a fixed rate equal to 7.5% per annum, payable quarterly in arrears, due and payable four years from the Closing Date, and may be prepaid at any time without penalty or premium.

         Pursuant to the Purchase Agreement, the Company granted Eagle the one-time option to cause the shares of Common Stock issued to Eagle on the Closing Date, plus the shares of Common Stock issuable to Eagle upon the conversion of the Note, to be registered under the Securities Act of 1933, as amended, and applicable state securities laws. The Company has also granted Eagle certain piggy-back registration rights to include such shares of Common Stock in any registration statement filed by the Company, subject to customary underwriter cutbacks.

         On the Closing Date, Metretek also entered into a License Agreement (the "License Agreement") with American Meter and Eagle, providing for the license by American Meter and Eagle to Metretek of certain operating software, and the development, manufacture and sale by Metretek to American Meter and Eagle of certain electronic components and related equipment pertaining to electronic temperature and pressure correction to be imbedded within certain new rotary and turbine meters of American Meter. The License Agreement also grants to American Meter and its affiliates the right to sell Metretek products in the United States and Canada at certain agreed-upon prices.

         American Meter and Eagle have also entered into a Non-Competition Agreement, dated May 4, 1998 ("Non-Competition Agreement"), with the Company and Metretek, pursuant to which American Meter and Eagle have agreed not to compete with Metretek in the acquired business for five (5) years from the Closing Date, and all such parties have mutually agreed to confidentiality covenants.

         On the Closing Date, Harry I. Skilton, President, Chief Executive Officer and a director of American Meter and Vice President of Eagle, became a member of the Board of Directors of the Company.

         The foregoing description of the terms of Metretek's acquisition of certain assets and business of Eagle and of the related transactions is qualified in its entirety by reference to the Purchase Agreement, which is attached as Exhibit 2.6 to the Company's Form 10-KSB for the fiscal year ended December 31, 1997 and incorporated herein by this reference, and the Note, the License Agreement and the Non-Competition Agreement, which are attached as exhibits to this Form 8-K and incorporated herein by this reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (a)      FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED

                  Pursuant to Item 7(a)(4), financial statements and pro forma financial information with respect to the acquired business required to be filed herewith are not included in this Current Report on Form 8-K but will be filed by amendment within 60 days after the date this Current Report on Form 8-K was required to be filed.

         (b)      PRO FORMA FINANCIAL INFORMATION

                  See note under Item 7(a) above.



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         (c)      EXHIBITS

                  2.1 Asset Purchase Agreement, dated as of March 23, 1998, by and among American Meter Company, Eagle Research Corporation, Marcum Natural Gas Services, Inc. and Metretek, Incorporated (Incorporated by reference to Exhibit 2.6 to the Company's Annual Report on Form 10-KSB for the fiscal year ended December 31, 1997).

                  10.1 Convertible Subordinated Promissory Note, made May 4, 1998, by Marcum Natural Gas Services, Inc. and Metretek, Incorporated to the order of Eagle Research Corporation.

                  10.2 License Agreement, dated as of May 4, 1998, by and among American Meter Company, Eagle Research Corporation and Metretek, Incorporated.

                  10.3 Non-Competition Agreement, dated as of May 4, 1998, by and among American Meter Company, Eagle Research Corporation, Marcum Natural Gas Services, Inc. and Metretek, Incorporated.

                  99.1 Press release, dated May 4, 1998, announcing the completion of the acquisition of certain assets and business of American Meter Company.



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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                     MARCUM NATURAL GAS SERVICES, INC.



                                     By:   /s/  W. Phillip Marcum
                                         ---------------------------------------
                                         W. Phillip Marcum
                                         President and Chief Executive Officer


Dated:   May 12, 1998





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                        MARCUM NATURAL GAS SERVICES, INC.
                                    FORM 8-K

                                DATED MAY 4, 1998

                                  EXHIBIT INDEX
                                  -------------


     EXHIBIT NO.      DESCRIPTION
     -----------      -----------

        10.1 Convertible Subordinated Promissory Note, made May 4, 1998, by Marcum Natural Gas Services, Inc. and Metretek, Incorporated to the order of Eagle Research Corporation.

        10.2 License Agreement, dated as of May 4, 1998, by and among American Meter Company, Eagle Research Corporation and Metretek, Incorporated.

        10.3 Non-Competition Agreement, dated as of May 4, 1998, by and among American Meter Company, Eagle Research Corporation, Marcum Natural Gas Services, Inc. and Metretek, Incorporated.

        99.1 Press release, dated May 4, 1998, announcing the completion of the acquisition of certain assets and business of American Meter Company.



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